Financial instruments (Details 1) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2014 United States of America, Dollars USD ($)	Dec. 31, 2014 Euro Member Countries, Euro EUR (€)
Cash and cash equivalents	$ 93,282	$ 178,513	$ 188,958	$ 63,285	$ 69,899	€ 9,190
Short-term investments	723	32,091			500
Accounts receivable	46,849	59,315			14,304	38,916
Accounts payable	$ 55,502	$ 54,792			$ 4,012	€ 27,667